UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2018

Carolina Trust BancShares, Inc.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-55683	81-2019652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 East Main Street, Lincolnton, North Carolina	28092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 735-1104
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 30.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition

On January 26, 2018, Carolina Trust BancShares, Inc. (the “Registrant”) issued a news release to announce its financial results for the three months ended December 31, 2017.  The news release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The news release includes disclosure of tangible common equity and tangible book value per share which are non-GAAP measures.  Management believes that it is useful to present this data that excludes intangible assets and preferred stock because it provides information that is helpful to investors.

The release also includes a disclosure of adjusted earnings that excludes a charge for revaluing the deferred tax assets in connection with the December 22, 2017 enactment of the Tax Cuts and Jobs Act.  The Company’s statutory federal tax rate changes from 34% to 21% in 2018, a change that resulted in a lower value for deferred tax assets at December 31, 2017.  The Registrant’s adjusted net income for the three months and year ended 2017 is a non-GAAP measure.

The Registrant cautions that non-GAAP financial measures should be considered in addition to, but not as a substitute for, the reported GAAP results.  A reconciliation between the non-GAAP financial measures presented and the most directly comparable financial measures calculated in accordance with GAAP is included in the news release and financial summary attached hereto as Exhibit 99.1.

This information contained in Item 2.02 of this Current Report shall not be deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued on January 26, 2018

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Carolina Trust BancShares, Inc.

January 30, 2018	By:	/s/ Edwin E. Laws
Edwin E. Laws
Executive Vice President and Chief Financial Officer